UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2012

STW RESOURCES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51430	20-3678799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

619 West Texas Ave
Suite 126
Midland, Texas  79701
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (432) 686-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: STW Resources Holding Corp. hereby amends its Current Report on Form 8-K dated June 29, 2012, filed with the Securities and Exchange Commission on July 2, 2012 (the "Original Form 8-K"), to amend Item 4.02 to include a statement that officers of the registrant discussed with the registrant’s independent accountant the matters disclosed in the Original Form 8-K.   This amendment does not reflect events occurring after the Original Form 8-K, except as related to any amended disclosures, nor does it modify or update the disclosures and information contained in the Original Form 8-K in any way other than described in this paragraph.

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In 2008, STW Resources Holding Corp. (the “Company”) completed an offering of units, each unit comprised of a share of common stock of the Company (the “Common Stock”) and a warrant to purchase 1.5 shares of the Common Stock under the following terms: (i) Exercisable any time prior to the third anniversary of the closing of this financing; (ii) 0.5 shares at an exercise price of $3.00; 0.5 shares at an exercise price of $4.00 and 0.5 shares at an exercise price of $8.00  (the “2008 Unit Offering”). The warrants issued in the Unit Offering have anti-dilution provisions that adjust the exercise prices proportionately in the event of any future issuances of warrants at an exercise price below $5.00 per share.

In April 2009, the Company completed an offering of 12% convertible notes, convertible into shares of the Company’s Common Stock at an initial conversion price of $0.25 per share.  In addition, each investor received warrants to purchase shares of Common Stock at an exercise price of $3.00 per share and exercisable for five years (the “2009 Note Offering”). The conversion price of the 12% Convertible Note and the exercise price of the attached warrants are subject to adjustment pursuant to anti-dilution provisions.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2011, management of the Company conducted an analysis of the Company’s various financial instruments and agreements involving the 2008 Unit Offering and 2009 Note Offering, with a particular focus on the accounting treatment of derivative financial instruments under ASC 815 “Derivatives and Hedging” (the “Derivative Accounting Pronouncement”).

Historically, the Company accounted for the warrants associated with the 2008 Unit Offering and 2009 Note Offering as equity instruments in the financial statements for the quarterly and annual periods through September 30, 2011.  For the 2009 Note Offering, using the Black Scholes pricing model, the value of the warrants were calculated and the relative fair value was recorded as a discount to the 2009 12% Notes and to additional paid-in capital.  The discount was amortized over the term of the Note. In July 2011, when the Company reset the exercise prices for the warrants associated with the 2008 Unit Offering, the value of warrants associated with this offering was recalculated using the Black Scholes pricing model, which resulted in an additional estimated fair value of $218,064, which was recorded to additional paid-in capital and charged to general and administrative expenses.

After review, the Company determined that the original accounting for the 2008 Unit Offering and the 2009 Note Offering failed to appropriately record separate derivative treatment for the conversion option and the warrants issued. Under derivative accounting, the Company calculates the full fair value of the warrants and the full fair value of the embedded conversion feature derivative and records a debt discount that is amortized over the life of the note.  The fair value of the embedded conversion feature and warrants are recorded to a derivative liability account and revalued on a quarterly basis.

On June 22, 2012, the Company’s officers discussed the matters set forth above with KMJ Corbin & Company, LLP, the Company’s independent accountants.  In addition, management notified its previous independent registered public accounting firm, Weaver & Tidwell, L.L.P., which had rendered an audit report on the financial statements for the fiscal year ended December 31, 2010 and 2009, of the matters discussed in this Form 8-K.

On June 29, 2012, as a result of this analysis, management, along with Company’s Board of Directors, concluded that it was necessary to restate its previously filed financial statements in the annual report for the years ended December 31, 2010 and December 31, 2009, each filed on Form 10-K, together with the quarterly reports on Form 10-Q for the quarters ending March 31, 2009, June 30, 2009, September 30, 2009, March 31, 2010, June 30, 2010, September 30, 2010, March 31, 2011, June 30, 2011 and September 30, 2011 (collectively, the “Reports”). The need to restate the Company’s financial statements is primarily due to the incorrect application of the above generally accepted accounting principles.  The restatements are required to properly reflect the Company’s financial results for the periods set forth in the Reports noted above.  As a result, such financial statements included within the Reports noted above should no longer be relied upon.

As a result of the restatement, the tables below set forth the changes to be made in the financial statements included in the Reports noted above.  The effect on the balance sheets for the periods described in the Reports noted above is due to the recording of the embedded conversion option and warrant liabilities and the effect on the statements of operations for the periods described in the Reports noted above is due to the gains and losses from the mark-to-market adjustments and an increase in interest expense. Accordingly, the consolidated balance sheets and statements of operations for the periods described in the Reports noted above have been retroactively adjusted as summarized below:

Effect of Correction	As Previously		As
	Reported	Adjustments	Restated

Balance Sheet as of 12/31/2009
Debt:Short-term debt:2009 Convertible Note:Debt Discount	(103,242.73)	(296,568)	(399,811)
Derivative Liability - $2 Unit warrants	-	48,730	48,730
Derivative Liability - 12% Convertible Notes	-	624,169	624,169
Paid-in Capital	9,079,068	(5,672,310)	3,406,758
Deficit Accumulated during development stage	(6,770,882)	5,295,979	(1,474,903)
Total Shareholders' deficit	2,308,490	(376,331)	1,932,159

Statement of Operations for the year ended 12/31/2009
Interest Inc (Exp): 2009 Note: Amort of debt discount	(160,659)	(271,643)	(432,302)
Marked to market gain (loss)	-	5,567,621	5,567,621
Net Loss	(4,124,314)	5,295,979	1,171,665
Basic and Diluted Loss per share	(0.16)	0.21	0.05

Balance Sheet as of 3/31/2010
Debt:Short-term debt:2009 Convertible Note:Debt Discount	30,132.04	(228,455)	(198,323)
Derivative Liability - $2 Unit warrants	-	29,948	29,948
Derivative Liability - 12% Convertible Notes	-	590,125	590,125
Paid-in Capital	9,755,935	(5,712,761)	4,043,174
Deficit Accumulated during development stage	(8,092,790)	5,321,142	(2,771,648)
Total Shareholders' deficit	1,700,654	(391,618)	1,309,036

Statement of Operations for the 3 months ended 3/31/2010
Interest Inc (Exp): 2009 Note: Amort of debt discount	(70,583)	(155,368)	(225,951)
Marked to market gain (loss)	-	180,532	180,532
Net Loss	(1,321,908)	25,164	(1,296,744)
Basic and Diluted Loss per share	(0.04)	0.00	(0.04)

Balance Sheet as of 6/30/2010
Debt:Short-term debt:2009 Convertible Note:Debt Discount	(22,434)	(152,673)	(175,107)
Derivative Liability - $2 Unit warrants	-	16,183	16,183
Derivative Liability - 12% Convertible Notes	-	739,834	739,834
Paid-in Capital	9,877,167	(5,745,685)	4,131,482
Deficit Accumulated during development stage	(8,939,573)	5,142,342	(3,797,231)
Total Shareholders' deficit	975,428	(603,344)	372,084

Statement of Operations for the three months ended 6/30/2010
Interest Exp: 2009 Note: Amort of debt disc	(55,359)	(128,134)	(183,493)
Marked to market gain (loss)	-	(50,667)	(50,667)
Net Loss	(846,783)	(178,801)	(1,025,584)
Basic and Diluted Loss per share	(0.02)	(0.01)	(0.03)

Statement of Operations for the six months ended 6/30/2010
Interest Exp: 2009 Note: Amort of debt disc	(125,942)	(283,501)	(409,443)
Marked to market gain (loss)		129,865	129,865
Net Loss	(2,168,689)	(153,637)	(2,322,326)
Basic and Diluted Loss per share	(0.06)	(0.00)	(0.07)

Balance Sheet as of 9/30/2010
Debt:Short-term debt:2009 Convertible Note:Debt Discount	3,089	(196,491)	(193,403)
Derivative Liability - $2 Unit warrants	-	7,039	7,039
Derivative Liability - 12% Convertible Notes	-	805,610	805,610
Paid-in Capital	10,084,515	(5,804,130)	4,280,385
Deficit Accumulated during development stage	(14,838,776)	5,187,973	(9,650,803)
Total Shareholders' deficit	(4,715,836)	(616,157)	(5,331,993)

Statement of Operations for the three months ended 9/30/2010
Interest Exp: 2009 Note: Amort of debt disc	(55,356)	(84,248)	(139,604)
Marked to market gain (loss)	-	129,879	129,879
Net Loss	(5,899,205)	45,632	(5,853,573)
Basic and Diluted Loss per share	(0.16)	0.00	(0.16)

Statement of Operations for the nine months ended 9/30/2010
Interest Exp: 2009 Note: Amort of debt disc	(181,298)	(367,749)	(549,047)
Marked to market gain (loss)	-	259,744	259,744
Net Loss	(8,067,894)	(108,005)	(8,175,899)
Basic and Diluted Loss per share	(0.23)	(0.00)	(0.23)

Balance Sheet as of 12/31/2010
Debt:Short-term debt:2009 Convertible Note:Debt Discount	9,475	(83,443)	(73,968)
Derivative Liability - $2 Unit warrants	-	2,273	2,273
Derivative Liability - 12% Convertible Notes	-	629,438	629,438
Paid-in Capital	11,448,270	(5,861,154)	5,587,116
Deficit Accumulated during development stage	(16,184,248)	5,312,887	(10,871,361)
Total Shareholders' deficit	(4,692,142)	(548,267)	(5,240,409)

Statement of Operations for the year ended 12/31/2010
Interest Exp: 2009 Note: Amort of debt disc	(47,549)	(423,773)	(471,322)
Marked to market gain (loss)	-	440,681	440,681
Net Loss	(9,413,366)	16,908	(9,396,458)
Basic and Diluted Loss per share	(0.27)	0.00	(0.27)

Balance Sheet as of 3/31/2011
Debt:Short-term debt:2009 Convertible Note:Debt Discount	-	(1,493)	(1,493)
Derivative Liability - $2 Unit warrants	-	150	150
Derivative Liability - 12% Convertible Notes	-	256,420	256,420
Paid-in Capital	11,529,547	(5,861,154)	5,668,393
Deficit Accumulated during development stage	(16,564,602)	5,606,078	(10,958,524)
Total Shareholders' deficit	(4,991,219)	(255,077)	(5,246,296)

Statement of Operations for the 3 months ended 3/31/2011
Interest Inc (Exp): 2009 Note: Amort of debt discount	-	(81,950)	(81,950)
Marked to market gain (loss)	-	375,141	375,141
Net Loss	(380,354)	293,191	(87,163)
Basic and Diluted Loss per share	(0.01)	0.01	(0.00)

Balance Sheet as of 6/30/2011
Debt:Short-term debt:2009 Convertible Note:Debt Discount	-	45,135	45,135
Derivative Liability - $2 Unit warrants	-	-	-
Derivative Liability - 12% Convertible Notes	-	4,172	4,172
Paid-in Capital	11,617,309	(5,861,154)	5,756,155
Deficit Accumulated during development stage	(16,977,878)	5,811,847	(11,166,031)
Total Shareholders' deficit	(5,316,328)	(49,307)	(5,365,635)

Statement of Operations for the three months ended 6/30/2011
Interest Exp: 2009 Note: Amort of debt disc	-	(46,628)	(46,628)
Marked to market gain (loss)	-	252,397	252,397
Net Loss	(413,276)	205,769	(207,507)
Basic and Diluted Loss per share	(0.01)	0.00	(0.00)

Statement of Operations for the six months ended 6/30/2011
Interest Exp: 2009 Note: Amort of debt disc	-	(128,578)	(128,578)
Marked to market gain (loss)	-	627,538	627,538
Net Loss	(793,630)	498,960	(294,670)
Basic and Diluted Loss per share	(0.02)	0.01	(0.01)

Balance Sheet as of 9/30/2011
Debt:Short-term debt:2009 Convertible Note:Debt Discount	-	63,240	63,240
Derivative Liability - $2 Unit warrants	-	2,471	2,471
Derivative Liability - 12% Convertible Notes	-	14,594	14,594
Paid-in Capital	11,866,974	(5,861,154)	6,005,820
Deficit Accumulated during development stage	(17,525,026)	5,780,849	(11,744,177)
Total Shareholders' deficit	(5,613,416)	(80,305)	(5,693,721)

Statement of Operations for the three months ended 9/30/2011
Interest Exp: 2009 Note: Amort of debt disc	-	(18,105)	(18,105)
Marked to market gain (loss)	-	(12,893)	(12,893)
Net Loss	(547,148)	(30,998)	(578,146)
Basic and Diluted Loss per share	(0.01)	(0.00)	(0.01)

Statement of Operations for the nine months ended 9/30/2011
Interest Exp: 2009 Note: Amort of debt disc	-	(146,683)	(146,683)
Marked to market gain (loss)	-	614,645	614,645
Net Loss	(1,340,778)	467,962	(872,816)
Basic and Diluted Loss per share	(0.03)	0.01	(0.02)

STW intends to file financial statements in the annual report for the year ended December 31, 2011 on Form 10-K, as well as quarterly reports on Form 10-Q for the quarter ending March 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STW RESOURCES HOLDING CORP.

Date: July 10, 2012	By:	/s/ Stanley T. Weiner
Stanley T. Weiner
Chief Executive Officer